Creating the Industry’s High Performance Computing Leader AMD to Acquire Xilinx October 27, 2020 Exhibit 99.4

  Cautionary Statement The statements in this communication include forward-looking statements concerning AMD, Xilinx, Inc. (Xilinx), the proposed transaction described herein and other matters.  Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations.  Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur.  Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements in this communication relate to, among other things, obtaining applicable regulatory and stockholder approvals, satisfying other closing conditions to the proposed transaction, the expected tax treatment of the transaction, the expected timing of the transaction, and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements.  These risks include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing; negative effects of the announcement of the transaction; risks that the businesses will not be integrated successfully or that the combined companies will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize than expected; the risk that disruptions from the transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the transaction; the potential impact of the announcement or consummation of the transaction on AMD's, Xilinx's or the combined company's relationships with suppliers, customers, employers and regulators; and demand for the combined company's products. A more fulsome discussion of the risks related to the proposed transaction will be included in the joint proxy statement/prospectus. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in each of AMD’s and Xilinx’s Annual Report on Form 10-K for the fiscal years ended December 28, 2019 and March 28, 2020, respectively, subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (SEC). While the list of factors presented here is, and the list of factors presented in the joint proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Many of these risks and uncertainties may be exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. Neither AMD nor Xilinx assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law. NON-GAAP Financial Measures In this presentation, in addition to GAAP financial results, AMD and Xilinx have provided non-GAAP financial measures including non-GAAP gross margin, non-GAAP operating income, free cash flow and free cash flow margin. AMD and Xilinx are providing these financial measures because they believe this non-GAAP presentation makes it easier for investors to compare AMD’s and Xilinx’s operating results for current and historical periods and also because AMD and Xilinx believe it assists investors in comparing AMD’s and Xilinx’s performance across reporting periods on a consistent basis by excluding items that they do not believe are indicative of their respective core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s and Xilinx’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s and Xilinx’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation.

  No Offer or Solicitation  This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  Additional Information about the Acquisition and Where to Find It  In connection with the proposed transaction, AMD intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of AMD and Xilinx and that also will constitute a prospectus of with respect to shares of AMD's common stock to be issued in the transaction (the "joint proxy statement/prospectus"). Each of AMD and Xilinx may also file other relevant documents with the SEC regarding the proposed transaction. This presentation is not a substitute for the joint proxy statement/prospectus or any other document that AMD and Xilinx may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of AMD and Xilinx. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the  joint proxy statement/prospectus (if and when available) and other documents containing important information about AMD, Xilinx and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by AMD will be available free of charge on AMD’s website at ir.amd.com or by contacting AMD’s Corporate Secretary by email at Corporate.Secretary@amd.com. Copies of the documents filed with the SEC by Xilinx will be available free of charge on Xilinx’s website at investor.xilinx.com or by contacting Xilinx’s Investor Relations department by phone at 408-879-4784. Participants in the Solicitation  AMD, Xilinx and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of AMD, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in AMD’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020. Information about the directors and executive officers of Xilinx, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Xilinx’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 19, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction . You may obtain free copies of these documents  using the sources indicated above.

Our Journey Ambitious Goals Focused Execution Profitable Growth High-Performance Technologies Graphics Compute Solutions Compute and AI Cloud, Console & PC Gaming Client Systems Infrastructure and Cloud Semi-Custom Vertical Platforms Partnerships

The Future of High Performance Computing Best Positioned to Build the Intelligent World Gaming, Simulation & Visualization AI & Analytics Adaptable Intelligent Systems Cloud, Network, Hyperscale & Supercomputing Smarter Client Devices & Edge 5G & Comms Infrastructure

Enhances AMD’s industry-leading technology portfolio Expands AMD’s rapidly growing data center business Xilinx, a leading provider of adaptive computing solutions, increases AMD’s TAM to $110 billion  Immediately accretive to AMD margins, cash flow and EPS All stock transaction with combined enterprise value of approximately $135 billion  AMD to Acquire Xilinx Creating the Industry’s High Performance Computing Leader

Complementary Technologies and Platforms Graphics Compute Solutions Compute and AI Cloud, Console & PC Gaming Client Systems Infrastructure and Cloud Semi-Custom Vertical Platforms Partnerships Adaptive Platforms A&D Broadcast TME Consumer Industrial Automotive 5G Data Center

Xilinx: Best-in-class Franchise Sales $3B Operating Cash Flow $1.2B Patents 4,800+ Intel 32% Xilinx 54% Other 14% FPGA Market Share (2019) FPGA 77% SOC 23% Revenue Split (Fiscal 2020) Auto, Broadcast, Consumer 16% A&D, Industrial, TME 45% Wired & Wireless 29% Data Center 11% Revenue by Reportable Market (LTM as of 9/26/20) LTM: Last Twelve Months

Xilinx: Driving Platform Transformation with Adaptive SOCs A&D Broadcast TME Consumer Industrial Automotive 5G Data Center ACAP Device Category Software Programmability MPSOC FPGA SOC RFSOC

Enormous Opportunity Long-term TAMs AMD 2023 Internal Estimates & XILINX FY2025 Estimates $110B tam Data Center $45B tam PCs $32B tam Gaming $12B tam Embedded $21B tam

Greater Scale AMD + Xilinx $11.6B LTM Revenue 9/26/20 AMD $6.7B 2019 Revenue

Complementary Technology Leadership Open source software co-designed with hardware, and optimized for performance across heterogenous solutions Software Enablement Leadership Process, Packaging, Chiplet, Die Stacking and Interconnect Technology Well-aligned methodology, foundry process and IP Advanced Process & Packaging Technology Industry-leading CPUs, GPUs, FPGAs, and Adaptive SOCs Multi-Generation Architectures CPU, GPU, SmartNIC and computational storage across Cloud, Enterprise, HPC and Edge AI training and inference solutions Data Center Innovation

AMD R&D Scale to Accelerate Innovation Post Close Capabilities Boosting R&D Investment Combined Xilinx $1.8B $0.9B $2.7B GAAP LTM 9/26/20 13K World-Class Engineers Leadership multi-generational CPU, GPU, FPGA and adaptive SOC roadmaps Best-in-class 2.5/3D die stacking and packaging technology Revolutionary chiplet and interconnect technology Leading AI engines and domain-specific architectures Best-of-breed unified software platform AMD Xilinx

Innovation from the Data Center to the Edge High Performance Computing Leader CDNA-Optimized Dense Compute Leadership x86 CPU Adaptive Acceleration Industry’s best x86 compute engines driving leadership from Enterprise to Cloud to HPC High-performance engine for HPC, Artificial Intelligence, Big Data Analytics Leadership FPGAs, accelerators and Adaptive SOCs enabling emerging workload acceleration, from AI to smart networking and software-defined infrastructure

Strong Product Portfolio AMD EPYC and AMD Radeon Instinct leading the Exascale Era Fully programmable heterogenous compute platforms Data Center Leadership Desktop, Ultrathin and Gaming Notebook Processors PCs Top-to-bottom graphics cards and game consoles based on RDNA Architecture Gaming FPGAs and Adaptive SOCs for system optimization with scalable processor integration Comms FPGAs and Adaptive SOCs for system optimization with scalable processor integration Embedded RFSOC

Deep Customer Relationships Compute Gaming Embedded Comms Data Center

Significant Revenue Synergy Opportunities Communications Infrastructure Utilize Xilinx Comms expertise and deep relationships Drive adoption of high-performance EPYC processors in wired and wireless infrastructure Take advantage of AMD’s strong relationships and EPYC momentum Drive adoption of Xilinx SmartNIC and other acceleration solutions Leverage broad customer base and distribution platform Extend AMD CPUs into key embedded segments Data Center Embedded

$B AMD Xilinx Combined Revenue $8.6 $3.0 $11.6 Gross Profit Margin % $3.8 44% $2.1 69% $5.9 51% Operating Income Margin % $1.2 13% $0.7 24% $1.9 16% Cash Provided by Operating Activities $0.9 $1.2 $2.1 Enhanced Financial Profile GAAP LTM as of 9/26/20 ~20% long-term revenue CAGR Expanding gross margins and profitability $300M COGS and opex synergies within 18 months of closing Accretive before synergies Shareholder Value

$B AMD Xilinx Combined Revenue $8.6 $3.0 $11.6 Gross Profit Margin % $3.8 45% $2.1 70% $5.9 51% Operating Income Margin % $1.4 16% $1.0 34% $2.4 21% Free Cash Flow Margin % $0.7 8% $1.1 36% $1.8 15% Enhanced Financial Profile Non-GAAP LTM as of 9/26/20 ~20% long-term revenue CAGR Expanding gross margins and profitability $300M COGS and opex synergies within 18 months of closing Accretive before synergies Shareholder Value See Appendices for GAAP to Non-GAAP reconciliation

Strong Capital Structure Debt and Cash (as of 9/26/20) Debt Cash $1.4B Net Cash $1.1B Net Cash $2.5B Net Cash Net cash is cash less debt Cash includes cash, cash equivalents and short-term investments

Transaction Summary Transaction        Consideration All-stock transaction with enterprise value of $35 billion Xilinx stockholders receive 1.7234 shares of AMD common stock for each share of Xilinx stock Pro forma ownership: 74% AMD and 26% Xilinx Financial Impact Expected to be immediately accretive to EPS before synergies Attractive margin expansion and increased operating leverage Strong and diverse free cash flow at close with investment grade profile Management & Governance Dr. Lisa Su as CEO Devinder Kumar as CFO Victor Peng, Xilinx CEO, to join as president responsible for the Xilinx business and strategic growth initiatives At least 2 Xilinx directors to join AMD Board of Directors Approval and Closing Expected to close by calendar YE 2021; AMD and Xilinx shareholder approval required Subject to receipt of regulatory approvals and other customary conditions

High Performance Computing Leader Leadership Technologies and Roadmaps Leading and broadest high performance and adaptive computing product portfolio in the industry Xilinx’s best-in-class FPGA, Adaptive SOCs and software platforms are highly complementary to AMD CPUs and GPUs Complementary focus on leading-edge process technology and packaging technologies Diverse Markets Combines AMD strengths in PC, gaming, data center with Xilinx’s leadership position and established relationships in communications infrastructure, industrial, automotive, aerospace and defense and other key verticals Expands AMD TAM to $110B Continued Industry Leading Growth Industry-leading revenue growth of ~20% CAGR Immediately accretive to margins and EPS Strengthens balance sheet and accelerates free cash flow generation Stronger Together Strong and aligned vision, management teams and cultures focused on innovation, execution and customer collaboration Accelerate high performance and adaptive computing visions Combination creates a premier growth franchise

Diversified & Growing Markets Data Center Momentum Margin Expansion Comprehensive Processor Portfolio Immediately Accretive The Industry’s High Performance Computing Leader

Appendix (Millions) AMD Xilinx Combined GAAP gross profit $ 3,845 $ 2,048 $ 5,893 GAAP gross margin % 44% 69% 51% Stock-based compensation 6 10 16 Inventory valuation adjustment - 2 2 Amortization of acquisition-related intangibles - 27 27 Non-GAAP gross profit $ 3,851 $ 2,087 $ 5,938 Non-GAAP gross margin % 45% 70% 51% Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin (LTM as of September 26, 2020)

Appendix Reconciliation of GAAP Operating Income to Non-GAAP Operating Income (LTM as of September 26, 2020) (Millions) AMD Xilinx Combined GAAP operating income  $      1,147   $        718   $      1,865  GAAP operating margin % 13% 24% 16% Stock-based compensation 252  203  455  Inventory valuation adjustment -    2  2  Amortization of acquisition-related intangibles -    39  39  Acquisition-related costs -    8  8  Restructuring charges -    28  28  Non-GAAP operating income  $      1,399  $ 998  $      2,397  Non-GAAP operating margin % 16% 34% 21%

Appendix (Millions) AMD Xilinx Combined GAAP net cash provided by operating activities $ 959 $ 1,162 $ 2,121 Purchases of property and equipment (262) (97) (359) Free cash flow $ 697 $ 1,065 $ 1,762 Free cash flow margin 8% 36% 15% Reconciliation of GAAP Net Cash Provided by Operating Activities to Free Cash Flow (LTM as of September 26, 2020)